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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 29, 2005
                                                       ------------------

                               ACUITY BRANDS, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                              001-16583                   58-2632672
  (State or other jurisdiction of in          (Commission File Number)        (I.R.S. Employer
       Company or organization)                                              Identification No.)

1170 PEACHTREE ST., N.E., SUITE 2400, ATLANTA, GA                               30309
   (Address of principal executive offices)                                   (Zip Code)


        Registrant's telephone number, including area code: 404-853-1400


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Receivables Facility

     Acuity Brands, Inc. (the "Company") maintains an agreement ("Receivables Facility") to borrow, on an ongoing basis, funds secured by undivided interests in a defined pool of trade accounts receivable of its lighting equipment and specialty products segments. Effective September 29, 2005, the Company renewed the Receivables Facility for a one-year period. Acuity Enterprise, Inc., a Delaware corporation, Acuity Unlimited Inc., a Delaware corporation, Acuity Specialty Products Group, Inc., a Delaware corporation, Acuity Lighting Group, Inc., a Delaware corporation, Blue Ridge Asset Funding Corporation, a Delaware corporation, and Wachovia Bank, National Association, are each a party to the Receivables Facility. As of August 31, 2005, there were no amounts outstanding under the Receivables Facility.

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ITEM 2.02 -  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 5, 2005, the Company issued a press release containing information about the Company's results of operations for its fiscal year and fourth quarter ended August 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this paragraph, as well as
Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information regarding the Receivables Facility contained above in Item
1.01 is incorporated into this Item 2.03 by reference.

ITEM 8.01 - OTHER EVENTS

     On October 5, 2005, the Company issued a press release announcing the date and location of its annual meeting of stockholders. A copy of this press release is attached hereto as Exhibit 99.2.

     In addition, on October 5, 2005, the Company issued a press release announcing the declaration of a dividend on its common stock and the implementation of a share repurchase program. A copy of this press release is attached hereto as Exhibit 99.3.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         99.1     Press release dated October 5, 2005.
         99.2     Press release dated October 5, 2005.
         99.3     Press release dated October 5, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 5, 2005


                              ACUITY BRANDS, INC.




                              By:  /s/ Kenyon W. Murphy
                                 -----------------------------------------------
                                       Kenyon W. Murphy
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX

99.1     Press release dated October 5, 2005.
99.2     Press release dated October 5, 2005.
99.3     Press release dated October 5, 2005.